VOTE BY INTERNET
Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. (Eastern Time) on August 21, 2026.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE BY EMAIL
Mark, sign and date your proxy card and return it to vote@vstocktransfer.com

VOTE IN PERSON
If you would like to vote at the Meeting, please attend the Annual General Meeting to be held on August 24, 2026, at 10:00 a.m., Eastern Time, either in person at 1251 Avenue of the Americas, Floor 41, New York, NY 10020 or virtually via the following URL
https://meeting.vstocktransfer.com/CHAINCEAUG26

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual General Meeting of Shareholders Proxy Card - Chaince Digital Holdings Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RE-ELECTION OF ALL OF THE DIRECTOR NOMINEES LISTED BELOW AT PROPOSAL ONE AND "FOR" EACH OF THE OTHER PROPOSALS.

1. 1. Election or Re-Election of Director Nominees:

01 Mr. Shi Qiu	☐ FOR	☐ AGAINST	☐ ABSTAIN
02 Mr. Hui Cheng	☐ FOR	☐ AGAINST	☐ ABSTAIN
03 Dr. Alan Curtis	☐ FOR	☐ AGAINST	☐ ABSTAIN
04 Mr. Gregory McGillis	☐ FOR	☐ AGAINST	☐ ABSTAIN
05 Mr. Jialin Li	☐ FOR	☐ AGAINST	☐ ABSTAIN

2. To ratify the selection of Tang Qian & Associates PLLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. To increase the authorized share capital of the Company from US$4,000,000 divided into 1,000,000,000 Ordinary Shares, par value US$0.004 per share, to US$80,000,000 divided into 20,000,000,000 Ordinary Shares, par value US$0.004 per share, by the creation of an additional 19,000,000,000 Ordinary Shares, par value US$0.004 per share, ranking pari passu in all respects with the existing Ordinary Shares, and to amend the Company's Fifth Amended and Restated Memorandum of Association to solely reflect the foregoing increase in authorized share capital.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4. To authorize the Board, in its discretion and without further shareholder approval, to effect one or more share consolidations (reverse stock splits) of the Company's issued and unissued Ordinary Shares at any time or from time to time on or before the third anniversary of the date of the Meeting, at such ratio or ratios of not less than 2:1 and not greater than 200:1 for each share consolidation, subject to an aggregate cumulative ratio of not greater than 4,000:1, and to take related actions as described in the proxy materials.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Note: To transact such other business as may properly come before the Meeting or any adjournment thereof.

(To be Signed on Reverse Side)

CHAINCE DIGITAL HOLDINGS INC.

Annual General Meeting of Shareholders

To Be Held at 10:00 a.m. Eastern Time
on August 24, 2026
(Record Date – July 14, 2026)

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Shi Qiu and Mike Zhang, and each of them, with full power of substitution, as proxies to attend and vote all Ordinary Shares of Chaince Digital Holdings Inc. that the undersigned is entitled to vote at the 2026 Annual General Meeting of Shareholders and at any adjournment or postponement thereof, as directed.

This proxy card, when properly executed and returned by a shareholder of record, will be voted in the manner directed herein by the undersigned shareholder. If this proxy card is properly executed and returned by a shareholder of record but no direction is made, the Ordinary Shares represented by this proxy card will be voted "FOR" the election or re-election of each Director Nominee under Proposal One and "FOR" Proposals Two, Three and Four. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Electronic Delivery of Future Proxy Materials. If you would like to reduce the costs incurred by Chaince Digital Holdings Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future years.

Email Address: ______________________________ ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

Date	**Signature**	**Signature, if held jointly**
______________	______________________	______________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00